Leading Designer and Manufacturer of Interconnect Products



Investor Presentation
March 2021

NASDAQ: RFIL

Safe Harbor Statement

Forward-looking statements contained in this presentation involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially and adversely from those expressed or implied by such forward-looking statements. Forward-looking statements may include, but are not limited to, statements relating to our outlook or expectations for earnings, revenues, expenses, asset quality, volatility of our common stock, financial condition or other future financial or business performance, strategies, expectations, or business prospects, or the impact of legal, regulatory or supervisory matters on our business, results of operations or financial condition.

Forward-looking statements can be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "expect," "anticipate," "believe," "seek," "target" or similar expressions. Forward-looking statements reflect our judgment based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in the section titled "Risk Factors" in our Form 10-K filed with the SEC and any subsequent filings under the Exchange Act and in our other SEC filings. Additionally, there may be other factors that could preclude us from realizing the predictions made in the forward-looking statements. We operate in a continually changing business environment and new factors emerge from time to time. We cannot predict such factors or assess the impact, if any, of such factors on our financial position or results of operations. All forward-looking statements included in this presentation speak only as of the date of this presentation and you are cautioned not to place undue reliance on any such forward-looking statements. Except as required by law, we undertake no obligation to publicly update or release any revisions to these forward-looking statements to reflect any events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.

This presentation does not constitute an offer to sell or buy securities, and no offer or sale will be made in any state or jurisdiction in which such offer or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Executive Team

Robert Dawson

President and CEO

- **Joined:** July 2017
- **Added to Board:** July 2018

Prior Industry Experience	
2014-2016	*President and CEO, Vision Technology Services*
2007 – 2013	TESSCO Technologies, *VP of Sales*
2000 – 2007	NetForce Solutions (acquired by TESSCO)

Peter Yin

Senior Vice President and CFO

- **Joined:** September 2014

Finance Experience
15 years of accounting and finance experience
Grant Thornton; Sony Corporation
Certified Public Accountant
Key operational lead on multiple transactions

Company Summary

Nasdaq: RFIL

Headquarters	San Diego, CA
5 production locations (3 Northeast, 2 Southwest) *Corning Gold, ISO 9001: 2015 Certified*	
Founded	1979
IPO	1984
Employees	300
Customers:	
Distribution	4,000 – 5,000
OEM	450+
Acquisitions:	
C Enterprises – March 2019 Schroff Technologies – November 2019	

Statistics	3/9/21
Stock Price	$5.95
52 Week Low-High	$3.31 / $6.49
Avg. Vol. (3 months)	93K
Shares Outstanding	9.9M
EV to Sales (TTM)	1.07x
Market Cap	**$57.5M**
Insider Holdings	**12%**
Institutional Holdings	31%
Return on Assets (TTM)	**-2.0%**
Return on Equity (TTM)	-0.3%
Fiscal Year End	**Oct. 31**

Product Offering – Interconnect

Design, engineer, manufacture interconnect products

Coaxial Cable Assemblies	Fiber Optic Cable Assemblies	FTTA Cable Assemblies	Wiring Harnesses
			

RF Coaxial Connectors	RF Coaxial Adapters	Low PIM Products	Passive Components
			

Product Offering – Integrated Systems

Design, engineer, manufacture integrated small cell shrouds and thermal cooling solutions

Direct Ambient Cooling (DAC)

- Industry Leading fresh air, fan based cooling systems
- Decrease Base Station cabinet & remote equipment shelter Air Conditioning (AC) operating costs up to 75%
- Ideal solution for off grid, solar powered telco deployments



Integrated Small Cell Shrouds

- Pole Ready 4G/5G Small Cell integration
- Reduce installation time from days to hours per cell
- Aesthetics a city will like no spaghetti on a pole
- Pre integrated asset tracking



Our Brands

CUI Cables Unlimited

C·ENTERPRISES
Connecting Today's Infrastructures

RF INDUSTRIES NASDAQ: RFIL
Interconnect Opportunities

RELTECH ELECTRONICS INC.

sti schrofftech

RF connectors

RF Cable Assembly

Our Products Help Make Wireless Work

Cell Tower Site Materials	Small Cells	Distributed Antenna Systems (DAS)
Design, Engineer and Build Hybrid Fiber & Power Cables for 4G and 5G Network Deployment	Cable assemblies and components for small cell applications to support densification of 4G and 5G Networks.	Our components are used to provide enhanced wireless coverage in commercial office buildings, hotels, hospitals, stadiums, and other venues.
		

… And Enable Many Industrial Applications

Advanced Oilfield Technology

Build control wiring for drilling equipment



Aerospace

Build & test control stick wiring for flight control stick for military helicopters



Transportation

Transit doors and gates - designed for light and heavy rail applications



Large and Growing Market Opportunities

Global Connector Market = $80.4B by 2023[1]

N.A. Cable Assembly Market = $33.4B[2]


DAS – Distributed Antenna System


Small Cell


Macro Cell


RF Coax Test, Measurement & Installation


Public Safety Communications


Aerospace & Defense


Network Infrastructure


Wireless Infrastructure


Transportation & Utilities

"5G will transform industries and should be viewed as a business strategy for all."

- Steve Mollenkopf, CEO, Qualcomm

5G Build-Out Spend = $130B in 2024[3]

DAS Market = $8B growing to $18B in 2026[4]

Small Cell= 80% of future infrastructure deployments will be small cells.[5]

1 Source: Lucintel, February 2018, 2 Source: Bishop & Associates, May 2017, 3 Source: Deloitte, July 2017, 4 Source: Transparency Market Research, August 2018, 5 Source: CTIA

Sales Model and Go-To-Market

Distribution – 60%

Biggest opportunities are in distribution centric markets (force multiplier)

- Access to thousands of customers
- No A/R collection issues (99% of sales are in US and Canada)
- Limited inventory obsolescence issues
- Focus on what we do best

Direct to Carrier/OEM – 40%

- Influence Wireless Carrier Ecosystem to include us in bill of material; enable channels
- OEM highly customized cable assemblies and wiring harnesses that "disappear" into other people's products
- Leverage our long standing relationships with these blue chip customers to be a part of their long-term business

Market Influence and Sales Approach


Influence
Products
Channel
End Customer
Distributors
Cabinet OEMs
Integrators
Carriers
Neutral Hosts
OEMs

Distribution Partners & Sample OEM Customers

Distribution Partners	Sample OEM Customers
tessco	EMERSON. BRANSON
ANIXTER	HOLOGIC® The Science of Sure
TALLEY	STANLEY. Access Technologies
GraybaR.	APS TECHNOLOGY
Accu-Tech® We're Known by the Companies We Keep	Sealed Air Re-imagine™
ALLIANCE CORPORATION THE POWER OF BEING CONNECTED.	

Competitive Landscape

Large Competitors	Small Competitors
Multinational with Broad Offering	Local/Regional

Our Value Proposition and Differentiation

- **Fast –** Faster lead times than larger competitors
- **Flexible** – Customized product options (can't buy off the shelf)
- **High Quality –** High quality product (ISO 9001 certified; Corning Gold House certified, AS9100 Certified, no failures in the field)
- **Competitive Pricing –** Typically have similar or lower pricing than the competition

Annual Financial Performance (ended Oct. 31*)


Revenue
(in millions)
$21.6
$23.0
$50.0
$55.3
$43.0
2016
2017
2018
2019
2020


Net Income
(in millions)
($4.1)
$0.4
$5.8
$3.5
($0.1)
2016
2017
2018
2019
2020


Diluted EPS from Net Income
($0.46)
$0.04
$0.61
$0.36
($0.01)
2016
2017
2018
2019
2020

*Graphs are annual and do not include current fiscal year-to-date

Quarterly Revenue Trend



Revenue
(in millions)
$4.8
$5.3
$5.9
$7.0
$8.0
$20.5
$11.8
$9.9
$10.6
$13.6
$15.5
$15.5
$12.4
$10.4
$9.5
$10.7
$10.0
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021

Q1 Financial Performance



Revenue
(in millions)
$8.0
$10.6
$12.4
$10.0
2018
2019
2020
2021
+66.7%
+32.5%
17.0%
-19.4%
Year-over-Year Growth Rate



Net Income
(in thousands)
$454
$640
$26
($403)
2018
2019
2020
2021
5.7%
6.0%
0.2%
-4.0%
Net Margin



Diluted EPS
$0.05
$0.07
$0.00
($0.04)
2018
2019
2020
2021
+350%
+40%
-100%
-100%
Year-over-Year Growth Rate

Balance Sheet Supports Growth

$ in millions	Oct. 31, 2019	Oct. 31, 2020	Jan. 31, 2021
Cash	$12.5	$15.8	$15.5
Total Assets	$37.7	$40.8	$40.6
Stockholders' Equity	$31.5	$32.0	$32.1
Total Debt	$0	$2.8*	$2.8*



Cash Balances
(in millions)
$5.2
$16.3
$12.5
$15.8
$15.5
2017
2018
2019
2020
Q1 2021

*Debt is from PPP Loans that have been forgiven as of March 2021

Long-Term Growth Strategy

- **<u>Organic</u>**
  - **Run rate business**
    - Core fast-turn production
    - 10-15% annual growth goal
  - **Project business transitioning to long-term relationships**
    - Get our product spec'd in customer projects and included on customer BOMs
    - Deliver a quality solution where others cannot
    - Convert this into run rate business
- **<u>Inorganic</u>**
  - **Active M&A mode**
    - Diversify customer base
    - Good cultural fit with management talent
    - Reliable proprietary product that does not overlap what we currently sell
    - Relevant customer base/market segment

Acquisition #1

C Enterprises – Acquisition announced March 11, 2019

- Based in Vista, California
  - West coast fiber optic manufacturing capabilities
  - Corning Gold certificate member
- 2019 revenues of $7.2M (for 7 ½ months)
  - Expected to be accretive to earnings in fiscal 2020
- Brings strong fiber optic and copper product offering that is scalable and complementary
- Strengthens our small cell product offer to wireless carrier market

Acquisition #2

Schroff Tech – Acquisition announced November 4, 2019

- Based in Rhode Island
  - Manufacturer of products serving the high growth wireless, telecom and cable markets
  - Two primary products:
    - Energy efficient cooling system for wireless base stations
    - Family of custom designed, pole ready 5G small cell integrated enclosures
- 2019 unaudited first nine-months revenues of $5.8M
- Strengthens our small cell product offer to wireless carrier market
  - Provides a different sales conversation for our team

Key Takeaways

- Our products are everywhere and make lots of things work
- Revenue has nearly doubled over 3 years with major future opportunities
- Our new business generation model is driving growth and finding new markets
- We're faster and more flexible while delivering high quality products and solutions
- We have the promise of 5G and the related densification ahead of us in the wireless market



Contacts:

RF Industries, Ltd.
Peter Yin
SVP/CFO
(858) 549-6340

rfi@rfindustries.com

MKR Investor Relations
Todd Kehrli
Analyst/Investor Contact
(323) 468-2300

rfil@mkr-group.com

Appendix

Financial Statement Trends through January 31, 2021

Income Statement

(in millions)	2021 Q1 YTD Unaudited		2020 Full Year Audited		2019 Full Year Audited		2018 Full Year Audited		2017 Full Year Audited
Net sales	$	10.0	$	43.0	$	55.3	$	50.2	$ 23.0
Cost of sales		7.4		31.5		39.7		33.1	16.0
Gross profit		2.6		11.5		15.6		17.1	7.0
Operating expenses:									
Engineering		0.4		1.9		1.5		1.5	0.8
Selling and general		2.8		10.0		9.6		8.1	6.0
Total operating expenses		3.2		11.9		11.1		9.6	6.8
Pretax income (loss)		(0.6)		(0.4)		4.5		7.5	0.2
Provision (benefit) for income taxes		(0.2)		(0.3)		1.0		1.5	-
Income (loss) from continuing operations		(0.4)		(0.1)		3.5		6.0	0.2
Income (loss) from discontinued operations, net of tax		-		-		-		(0.2)	0.2
Consolidated net income (loss)		**(0.4)**		**(0.1)**		**3.5**		**5.8**	**0.4**
Diluted earnings per share									
Continuing operations	$	(0.04)	$	(0.01)	$	0.36	$	0.63	$ 0.02
Discontinued operations		-		-		-		(0.02)	0.02
Net income (loss) per share	$	(0.04)	$	(0.01)	$	0.36	$	0.61	$ 0.04
Weighted average shares outstanding									
Diluted		9,864,689		9,678,822		9,854,604		9,593,066	8,915,764

RF INDUSTRIES Interconnect Solutions

Balance Sheet

(in millions)	January 31, 2021 Unaudited		October 31, 2020 Audited		2019 Audited		2018 Audited		2017 Audited
ASSETS:									
Current assets:									
Cash and cash equivalents	$ 15.5	$	15.8	$	12.5	$	16.3	$	5.2
Trade accounts receivable, net	5.2		5.7		12.2		4.3		2.9
Inventories	9.0		8.5		8.3		7.1		5.6
Other current assets	2.1		0.8		0.7		0.8		0.5
Current assets held for sale	-		-		-		-		2.6
Total current assets	31.8		30.8		33.7		28.5		16.8
Non-current assets:									
Property and equipment, net	0.8		0.8		0.8		0.6		0.6
Operating lease ROU assets, net	1.2		1.4		-		-		-
Goodwill	2.5		2.5		1.3		1.3		1.3
Intangibles, net	3.0		3.2		1.1		1.4		1.6
Non-amortizable intangibles	1.2		1.2		0.7		0.7		0.7
Deferred tax assets	-		0.8		-		-		-
Other LT assets	0.1		0.1		0.1		-		0.1
Noncurrent assets held for sale	-		-		-		-		4.0
Total Assets	**$ 40.6**	**$**	**40.8**	**$**	**37.7**	**$**	**32.5**	**$**	**25.1**
LIABILITIES AND STOCKHOLDERS' EQUITY:									
Current liabilities:									
Accounts payable	$ 1.5	$	1.5	$	2.4	$	1.3	$	1.0
Accrued expenses	2.6		2.6		3.7		3.4		1.8
Current portion of PPP Loans	2.1		1.7		-		-		-
Current portion of operating lease liabilities	0.8		0.9		-		-		-
Other current liabilities	0.3		-		-		-		-
Current liabilities held for sale	-		-		-		-		0.8
Total current liabilities	7.3		6.7		6.1		4.7		3.6
Non-current liabilities:									
Deferred tax liabilities	-		-		-		-		0.1
Operating lease liabilities	0.5		0.6		-		-		-
PPP Loans	0.7		1.1		-		-		-
Other long-term liabilities	-		0.4		0.1		-		-
Total liabilities	8.5		8.8		6.2		4.7		3.7
Equity:									
Common stock	0.1		0.1		0.1		0.1		0.1
Additional paid-in capital	23.4		22.9		21.9		21.0		19.7
Retained earnings	8.6		9.0		9.5		6.7		1.6
Total Equity	32.1		32.0		31.5		27.8		21.4
Total Liabilities & Stockholders' Equity	**$ 40.6**	**$**	**40.8**	**$**	**37.7**	**$**	**32.5**	**$**	**25.1**

Statement of Cash Flows

(in millions)	January 31, 2021 Unaudited	October 31, 2020 Audited	2019 Audited	2018 Audited	2017 Audited
Operating Activities:					
Consolidated net income (loss)	$ (0.4)	$ (0.1)	$ 3.5	$ 5.8	$ 0.4
Net income from discontinued operations - Comnet	$ -	$ -	$ -	$ (0.2)	$ 0.2
Net income (loss) from continuing operations	$ (0.4)	$ (0.1)	$ 3.5	$ 6.0	$ 0.2
Adjustments to reconcile net income to net cash provided (used) by operating activities:					
Depreciation and amortization	0.2	1.0	0.5	0.5	0.5
Goodwill impairment	-	-	-	-	-
Inventory write-off	-	-	-	-	-
Gain on Disposal of fixed assets	-	-	-	-	-
Stock based compensation expense	0.1	0.6	0.3	0.2	0.2
Deferred Income Taxes	0.8	(0.8)	-	(0.1)	(0.3)
Changes in operating assets and liabilities:					
Trade accounts receivable	0.5	6.8	(6.7)	(1.3)	(0.4)
Inventories	(0.4)	0.4	(0.6)	(1.5)	(0.2)
Other current assets	(1.3)	(0.1)	0.3	(0.3)	0.9
Right of use assets	-	0.1	-	-	-
Other long-term assets	-	-	-	-	0.1
Accounts payable	-	(1.0)	0.1	0.3	0.4
Income tax receivable/payable	-	-	-	-	-
Accrued expenses	-	(1.4)	(0.2)	1.5	(0.5)
Other current liabilities	0.3	-	-	-	-
Other long-term liabilities	(0.4)	(0.9)	0.1	-	(0.1)
Net cash provided by (used in) operating activities from continuing operations	**(0.6)**	**4.6**	**(2.7)**	**5.3**	**0.8**
Net cash provided by operating activities from discontinued operations	-	-	-	**0.9**	**0.8**
Investing Activities:					
Capital expenditures	(0.1)	(0.2)	(0.5)	(0.2)	(0.2)
Proceeds from sale of Comnet	-	-	-	4.2	-
Acquisition of business (C Enterprises), net of cash acquired	-	-	(0.4)	-	-
Acquisition of business (Schrofftech), net of cash acquired	-	(3.9)	-	-	-
Net cash provided by (used in) investing activities from continuing operations	**(0.1)**	**(4.1)**	**(0.9)**	**4.0**	**(0.2)**
Net cash provided by (used in) investing activities from discontinued operations	-	-	-	**(0.3)**	-
Financing Activities:					
Proceeds from exercise of stock options	0.4	0.4	0.6	1.1	-
Dividends paid	-	(0.4)	(0.8)	(0.7)	(0.7)
Proceeds from PPP Loans	-	2.8	-	-	-
Net cash provided by (used in) financing activities	**0.4**	**2.8**	**(0.2)**	**0.4**	**(0.7)**
Net increase (decrease) in cash and cash equivalents	(0.3)	3.3	(3.8)	10.3	0.7
Cash and cash equivalents at beginning of period	15.8	12.5	16.3	6.0	5.3
Cash and cash equivalents at end of period	15.5	15.8	12.5	16.3	6.0
Less: cash and cash equivalents of discontinued operations - Comnet	-	-	-	-	0.8
Cash and cash equivalents at end of period	**$ 15.5**	**$ 15.8**	**$ 12.5**	**$ 16.3**	**$ 5.2**

Income Statement (Quarterly)

(in millions)	2021	2020					2019				
	Q1	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
	Unaudited	Unaudited				Audited	Unaudited				Audited
Net sales	$ 10.0	$ 12.4	$ 10.4	$ 9.5	$ 10.7	$ 43.0	$ 10.6	$ 13.6	$ 15.5	$ 15.6	$ 55.3
Cost of sales	7.4	9.2	7.8	6.8	7.7	31.5	7.5	9.5	11.2	11.5	39.7
Gross profit	2.6	3.2	2.6	2.7	3.0	11.5	3.1	4.1	4.3	4.1	15.6
Operating expenses:											
Engineering	0.4	0.6	0.5	0.4	0.4	1.9	0.3	0.3	0.4	0.4	1.4
Selling and general	2.8	2.6	2.3	2.5	2.6	10.0	2.0	2.4	2.6	2.6	9.6
Total operating expenses	3.2	3.2	2.8	2.9	3.0	11.9	2.3	2.7	3.0	3.0	11.0
Pretax income	(0.6)	-	(0.2)	(0.2)	-	(0.4)	0.8	1.4	1.3	1.1	4.6
Provision for income taxes	(0.2)	-	-	(0.1)	(0.2)	(0.3)	0.2	0.3	0.3	0.3	1.1
Consolidated net income (loss)	**(0.4)**	**-**	**(0.2)**	**(0.1)**	**0.2**	**(0.1)**	**0.6**	**1.1**	**1.0**	**0.8**	**3.5**
Diluted earnings per share											
Net income (loss) per share	$ (0.04)	$ -	$ (0.02)	$ (0.01)	$ 0.02	$ (0.02)	$ 0.07	$ 0.11	$ 0.11	$ 0.08	$ 0.36
Weighted average shares outstanding											
Diluted (in thousands)	9,865	9,873	9,705	9,715	9,889	9,679	9,838	9,838	9,873	9,869	9,854

Balance Sheet (Quarterly)

(in millions)	2021 Q1 Unaudited	2020 Q1 Unaudited	2020 Q2 Unaudited	2020 Q3 Unaudited	2020 Q4 Audited	2019 Q1 Unaudited	2019 Q2 Unaudited	2019 Q3 Unaudited	2019 Q4 Audited
ASSETS:									
Current assets:									
Cash and cash equivalents	$ 15.5	$ 14.4	$ 14.1	$ 15.6	$ 15.8	$ 14.0	$ 13.9	$ 13.3	$ 12.5
Trade accounts receivable, net	5.2	5.7	4.9	5.1	5.6	5.6	7.9	9.9	12.2
Inventories	9.0	8.4	9.1	9.2	8.5	8.2	7.9	8.1	8.3
Other current assets	2.1	0.7	1.1	1.2	0.8	0.8	0.7	0.7	0.7
Total current assets	31.8	29.2	29.2	31.1	30.7	28.6	30.4	32.0	33.7
Non-current assets:									
Property and equipment, net	0.8	0.9	0.8	0.8	0.8	0.6	0.7	0.8	0.8
Operating lease ROU assets, net	1.2	2.0	1.9	1.7	1.4	-	-	-	-
Goodwill	2.5	2.7	2.7	2.7	2.7	1.3	1.3	1.3	1.3
Intangibles, net	3.0	3.7	3.5	3.4	3.2	1.3	1.2	1.2	1.1
Non-amortizable intangibles	1.2	1.2	1.2	1.2	1.2	0.7	0.7	0.7	0.7
Deferred tax assets	-	-	-	-	0.8	-	-	-	-
Other LT assets	0.1	0.1	0.1	-	-	-	0.1	0.1	0.1
Total Assets	$ 40.6	$ 39.8	$ 39.4	$ 40.9	$ 40.8	$ 32.5	$ 34.4	$ 36.1	$ 37.7
LIABILITIES AND STOCKHOLDERS' EQUITY:									
Current liabilities:									
Accounts payable	$ 1.5	$ 1.2	$ 1.4	$ 1.2	$ 1.5	$ 1.7	$ 1.6	$ 2.4	$ 2.4
Accrued expenses	2.6	3.3	3.3	2.6	2.6	2.1	3.1	3.0	3.7
Current portion of PPP Loans	2.1	-	-	1.2	1.7	-	-	-	-
Current portion of operating lease liabi	0.8	0.9	1.0	1.0	0.9	-	-	-	-
Other current liabilities	0.3	0.1	-	-	-	-	-	-	-
Total current liabilities	7.3	5.5	5.7	6.0	6.7	3.8	4.7	5.4	6.1
Non-current liabilities:									
Deferred tax liabilities	-	-	0.1	0.2	-	-	-	-	-
Operating lease liabilities	0.5	1.1	1.0	0.8	0.6	-	-	-	-
PPP Loans	0.7	-	-	1.6	1.1	-	-	-	-
Other long-term liabilities	-	1.3	0.9	0.5	0.4	-	0.1	0.1	0.1
Total liabilities	8.5	7.9	7.7	9.1	8.8	3.8	4.8	5.5	6.2
Equity:									
Common stock	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Additional paid-in capital	23.4	22.5	22.7	22.8	22.9	21.4	21.5	21.6	21.9
Retained earnings	8.6	9.3	8.9	8.9	9.0	7.2	8.0	8.9	9.5
Total Equity	32.1	31.9	31.7	31.8	32.0	28.7	29.6	30.6	31.5
Total Liabilities & Stockholders' Equity	$ 40.6	$ 39.8	$ 39.4	$ 40.9	$ 40.8	$ 32.5	$ 34.4	$ 36.1	$ 37.7

Statement of Cash Flows (Quarterly)

(in millions)	2021 Q1	2020 Q1	2020 Q2	2020 Q3	2020 Q4	2020 YTD	2019 Q1	2019 Q2	2019 Q3	2019 Q4	2019 YTD
	Unaudited	Unaudited				Audited	Unaudited				Audited
Operating Activities:											
Consolidated net income (loss)	$ (0.4)	$ -	$ (0.2)	$ (0.1)	$ 0.2	$ (0.1)	$ 0.6	$ 1.1	$ 1.0	$ 0.8	$ 3.5
Adjustments to reconcile net income to net cash provided (used) by operating activities:											
Depreciation and amortization	0.2	0.2	0.3	0.2	0.3	1.0	0.2	0.1	0.1	0.1	0.5
Stock based compensation expense	0.1	0.2	0.1	0.2	0.1	0.6	0.1	0.1	0.1	-	0.3
Deferred Income Taxes	0.8	0.1	-	0.1	(1.0)	(0.8)	-	-	-	-	-
Changes in operating assets and liabilities:											
Trade accounts receivable	0.5	6.7	0.8	(0.1)	(0.6)	6.8	(1.4)	(1.0)	(2.0)	(2.3)	(6.7)
Inventories	(0.4)	0.6	(0.7)	(0.2)	0.7	0.4	(1.0)	0.7	(0.2)	(0.1)	(0.6)
Other current assets	(1.3)	-	(0.4)	(0.1)	0.4	(0.1)	0.1	0.1	-	0.1	0.3
Right of use assets	-	0.1	-	-	-	0.1	-	-	-	-	-
Accounts payable	-	(1.3)	0.3	(0.2)	0.2	(1.0)	0.4	(1.1)	0.8	-	0.1
Accrued expenses	-	(0.9)	-	(0.7)	0.2	(1.4)	(1.3)	0.5	(0.1)	0.7	(0.2)
Other current liabilities	0.3	-	-	-	-	-	(1.3)	0.5	(0.1)	0.7	(0.2)
Other long-term liabilities	(0.4)	(0.1)	(0.3)	(0.3)	(0.2)	(0.9)	-	-	0.1	-	0.1
Net cash provided by (used in) operating activities from continuing ops.	**(0.6)**	**5.6**	**(0.1)**	**(1.2)**	**0.3**	**4.6**	**(3.6)**	**1.0**	**(0.3)**	**-**	**(2.9)**
Investing Activities:											
Capital expenditures	(0.1)	-	-	(0.1)	(0.1)	(0.2)	(0.1)	(0.1)	(0.2)	(0.1)	(0.5)
Acquisition of business (C Enterprises), net of cash acquired	-	-	-	-	-	-	-	(0.4)	-	-	(0.4)
Acquisition of business (Schrofftech), net of cash acquired	-	(3.9)	-	-	-	(3.9)	-	-	-	-	-
Net cash used in investing activities from continuing operations	**(0.1)**	**(3.9)**	**-**	**(0.1)**	**(0.1)**	**(4.1)**	**(0.1)**	**(0.5)**	**(0.2)**	**(0.1)**	**(0.9)**
Financing Activities:											
Proceeds from exercise of stock options	0.4	0.4	-	-	-	0.4	0.3	0.1	-	0.2	0.6
Dividends paid	-	(0.2)	(0.2)	-	-	(0.4)	(0.2)	(0.2)	(0.2)	(0.2)	(0.8)
Proceeds from PPP Loans	-	-	-	2.8	-	2.8	-	-	-	-	-
Net cash provided by (used in) financing activities	**0.4**	**0.2**	**(0.2)**	**2.8**	**-**	**2.8**	**0.1**	**(0.1)**	**(0.2)**	**-**	**(0.2)**
Net increase (decrease) in cash and cash equivalents	(0.3)	1.9	(0.3)	1.5	0.2	3.3	(3.6)	0.4	(0.7)	(0.1)	(4.0)
Cash and cash equivalents at beginning of period	15.8	12.5	14.4	14.1	15.6	12.5	16.3	12.7	13.1	12.4	16.3
Cash and cash equivalents at end of period	15.5	14.4	14.1	15.6	15.8	15.8	12.7	13.1	12.4	12.3	12.3
Cash and cash equivalents at end of period	**$ 15.5**	**$ 14.4**	**$ 14.1**	**$ 15.6**	**$ 15.8**	**$ 15.8**	**$ 12.7**	**$ 13.1**	**$ 12.4**	**$ 12.3**	**$ 12.3**

RF INDUSTRIES Interconnect Solutions

Reconciliation of GAAP to Non-GAAP Net Income

(in thousands)	Q1 - QTD 2021	2020	2019	2018	2017
	Unaudited				
Net income	$ (403)	$ 26	$ 640	$ 454	$ (194)
Stock-based compensation expense	123	186	114	75	51
Acquisition-related costs	-	28	4	-	-
Non-GAAP net income	$ (280)	$ 240	$ 758	$ 529	$ (143)
Non-GAAP net income per share:					
Basic	$ (0.03)	$ 0.03	$ 0.08	$ 0.06	$ (0.02)
Diluted	$ (0.03)	$ 0.02	$ 0.08	$ 0.06	$ (0.02)
Weighted average shares outstanding					
Basic	9,865	9,565	9,309	8,880	8,835
Diluted	9,865	9,873	9,838	9,099	8,835

Reconciliation of Net Income to Adjusted EBITDA

(in thousands)	Q1 - QTD 2021	Q1 - QTD 2020	Q1 - QTD 2019	Q1 - QTD 2018	Q1 - QTD 2017
	Unaudited				
Net (loss) income	$ (403)	$ 26	$ 640	$ 454	$ (194)
Stock-based compensation expense	123	186	114	75	51
Acquisition-related costs	-	28	4	-	-
Amortization expense	157	173	69	69	69
Depreciation expense	80	82	68	58	58
Other expense (income)	8	(11)	(22)	(2)	(20)
Provision (benefit) for income taxes	(194)	(14)	168	56	(87)
Income from discontinued operations	-	-	-	(149)	(17)
Adjusted EBITDA	$ (229)	$ 470	$ 1,041	$ 561	$ (140)

RF INDUSTRIES Interconnect Solutions